UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2023

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway

Fort Worth, TX 76137

(Address of principal executive offices, including zip code)

(877) 415-9990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2023, Omnicell, Inc. (“Omnicell” or the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023 and updating its guidance for the full year 2023. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 2, 2023, Omnicell committed to a plan to reduce the Company’s headcount and real estate footprint (the “2023 Plan”) as part of the Company’s expense containment initiatives and other actions to reduce discretionary spending being implemented due to challenging industry dynamics and macroeconomic conditions. The Company expects to reduce its workforce across a majority of its functions by more than 230 employees, representing approximately 7% of the Company’s workforce.

In connection with the 2023 Plan, the Company estimates that it will incur approximately $12 - $18 million of nonrecurring restructuring and related charges. The estimated nonrecurring restructuring and related charges consist of (i) approximately $9 - $12 million of cash-based charges related to the reduction in headcount, consisting primarily of employee severance and benefits costs and (ii) approximately $3 - $6 million of non-cash charges related to office closure, which the Company expects to incur the majority of charges in the fourth quarter of 2023 with remaining charges incurred in future periods. The Company expects to substantially complete the 2023 Plan, including cash payments, by the end of the second quarter of 2024, subject to local law and consultation requirement.

The Company currently estimates that the 2023 Plan, along with other expense containment initiatives and actions to reduce discretionary spending, will result in approximately $45 - $55 million of annualized cost savings of which approximately 75% is expected to be in operating expenses. The Company anticipates that a majority of the savings from the cost actions will be realized starting in first quarter 2024 with a smaller portion expected over the rest of the year. However, the Company also expects that a portion of the annualized savings will be offset by year-over-year increases in employee compensation and vendor price increases.

The estimates of the charges and costs that the Company expects to incur and the annualized savings the Company expects to achieve, in connection with the foregoing, and the timing thereof, are subject to a number of assumptions, including local law and consultation requirements, and actual results may differ materially. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the 2023 Plan.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected timing of incurring costs and completion of the 2023 Plan, and the expected costs, related charges, and savings under the 2023 Plan. Words such as “expects,” “estimate,” “will,” "likely," "anticipates,” “intend,” “may,” “plan,” “potential,” “believe,” “forecast,” “guidance,” “outlook,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the restructuring may take longer than expected, costs may be greater than anticipated or that the savings may be less than anticipated; the risk that the Company’s efforts may have an adverse impact on the Company’s internal programs, and Omnicell’s ability to recruit and retain skilled and motivated personnel and may be distracting to management; and other risks and uncertainties further described in the “Risk Factors” section of Omnicell’s most recent Annual Report on Form 10-K, as well as in Omnicell’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.

Item 7.01. Regulation FD Disclosure

On November 2, 2023, the Company issued a press release that includes a discussion of the 2023 Plan. A copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release entitled “Omnicell Announces Third Quarter 2023 Results; Updates Fiscal Year 2023 Guidance and Announces Reduction in Force” dated November 2, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Date: November 2, 2023	/s/ Nchacha E. Etta
Nchacha E. Etta,
Executive Vice President and Chief Financial Officer